UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 29, 2025
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OP BANCORP
(Exact name of registrant as specified in its charter)
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California	001-38437	81-3114676
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Wilshire Blvd., Suite 500, Los Angeles, CA		90017
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (213) 892-9999

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	OPBK	NASDAQ Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.02.    Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 29, 2025, OP Bancorp (the “Company”), the holding company for Open Bank (the “Bank”), announced the appointment of Sang K. Oh as President and Chief Executive Officer of the Company and the Bank, effective as of July 1, 2025. These steps are in furtherance of a management transition plan initially announced in a press release and related Current Report on Form 8-K filed on August 23, 2024, which are incorporated herein by reference.

Mr. Oh, age 53, was appointed Executive Vice President and Chief Executive Officer In Transit of the Company and the Bank in August 2024. Prior to the appointment, he served as Executive Vice President and Chief Credit Officer of the Company and the Bank since October 2020. Before joining the Company, Mr. Oh had accumulated 23 years of banking experience, all with Bank of Hope, Los Angeles, California. Prior to joining the Bank, he served as Senior Vice President and Senior Credit Administrator at Bank of Hope from 2007 to 2020, and prior to that served in various senior lending positions with Bank of Hope since 1997. Mr. Oh has a Bachelor of Arts in Business Economics with a Minor in Accounting from the University of California, Los Angeles, and is a graduate of Pacific Coast Banking School.

In connection with his appointment as Chief Executive Officer, Mr. Oh entered into an at-will employment agreement with the Company and the Bank, effective on July 1, 2025 (the “Employment Agreement”). The Employment Agreement provides for an initial annual base salary of $400,000 and five weeks per year of paid time off. Mr. Oh is eligible to participate in all employee benefit plans, including the Company’s 401(k) plan, health insurance coverage and management incentive plan, which provides for a discretionary cash incentive bonus tied to the Company’s performance and achievement of his individual goals. Mr. Oh will also receive an electronics allowance of $200 per month.

A copy of Mr. Oh’s Employment Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description
10.1	Employment Agreement, dated July 1, 2025, between OP Bancorp, Open Bank, and Sang K. Oh
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OP Bancorp

Date: May 29, 2025	By:	/s/ Jaehyun Park
Name: Jaehyun Park
Executive Vice President and Chief Financial Officer
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